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Exhibit 4

NUMBER	SHARES
CUSIP NO. 89376N 10 8

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

TransMeridian Exploration, Incorporated

200,000,000 AUTHORIZED SHARES        $.0006 PAR VALUE        NON-ASSESSABLE

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of  TRANSMERIDIAN EXPLORATION, INCORPORATED  Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Lorrie T. Oliver SECRETARY	[CORPORATE SEAL]	/s/ Lorrie T. Oliver PRESIDENT

The following abbreviations, when used in the inscription of the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT-		Custodian
TEN ENT -	as tenants by the entireties		(Cust)		(Minor)
JT TEN -	as joint tenants with right		under Uniform Gifts to Minors
	of survivorship and not		Act
	as tenants in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.

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  Exhibit 4